EXHIBIT 99.1



--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 7, 2001
Securitized Products Group    [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------


                           COMPUTATIONAL MATERIALS


                                 $111,031,000
                                APPROXIMATELY

                  MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                               SERIES 2002-AM1


                       MORTGAGE PASS-THROUGH CERTIFICATES


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   January 7, 2001
Securitized Products Group    [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

                          APPROXIMATELY $111,031,000

          MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2002-AM1

                  MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                  DEPOSITOR

                           FAIRBANKS CAPITAL CORP.
                                   SERVICER


                             TRANSACTION HIGHLIGHTS
                             ----------------------

------- ------------- ------------- ----------------- ------------- ------------- --------------------- ----------- --------------
                                                                      MODIFIED
                                    EXPECTED RATINGS  AVG LIFE TO   DURATION TO
OFFERED                               (S&P/Fitch/        CALL /        CALL /       PAYMENT WINDOW TO
CLASSES  DESCRIPTION    BALANCE         MOODY'S)       MTY(1)(2)     MTY(1)(2)      CALL / MTY(1)(2)     DAY COUNT    BENCHMARK
======= ============= ============= ================= ============= ============= ===================== =========== ==============
  A-1   Not Offered   $288,564,000                                       *****Not Offered*****
------- ------------- ------------- ----------------- ------------- ------------- --------------------- ----------- --------------
  A-2     Floater     $40,694,000     AAA/AAA/Aaa     2.57 / 2.80   2.45 / 2.63       2/02-10/09 /      Actual/360  1 Month LIBOR
                                                                                        2/02-3/19
------- ------------- ------------- ----------------- ------------- ------------- --------------------- ----------- --------------
  M-1     Floater     $26,504,000      AA/AA/Aa2      5.21 / 5.77   4.79 / 5.21       5/05-10/09 /      Actual/360  1 Month LIBOR
                                                                                        5/05-6/16
------- ------------- ------------- ----------------- ------------- ------------- --------------------- ----------- --------------
  M-2     Floater     $20,387,000        A/A/A2       5.17 / 5.67   4.65 / 5.01       3/05-10/09 /      Actual/360  1 Month LIBOR
                                                                                        3/05-2/15
------- ------------- ------------- ----------------- ------------- ------------- --------------------- ----------- --------------
  B-1     Floater     $23,446,000    BBB-/BBB-/Baa3   5.14 / 5.42   4.41 / 4.60       2/05-10/09 /      Actual/360  1 Month LIBOR
                                                                                        2/05-7/13
------- ------------- ------------- ----------------- ------------- ------------- --------------------- ----------- --------------

Notes:  (1) Certificates are priced to the 10% optional clean-up call.
-----   (2) Based on the pricing prepayment speed.  See details below.


ISSUER:                            Morgan Stanley Dean Witter Capital I Inc.
                                   Trust 2002-AM1

DEPOSITOR:                         Morgan Stanley Dean Witter Capital I Inc.

MASTER SERVICER:                   Fairbanks Capital Corp.

TRUSTEE:                           Bankers Trust Company of California, N.A.

MANAGERS:                          Morgan Stanley (lead manager)

RATING AGENCIES:                   Standard & Poor's, Fitch, Inc. and Moody's
                                   Investors Service

OFFERED CERTIFICATES:              Classes A-2, M-1, M-2, and B-1 Certificates

PRICING DATE:                      January [   ], 2002

EXPECTED CLOSING DATE:             January 24, 2002 through DTC and Euroclear or
                                   Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:                The 25th of each month, or if such day is not
                                   a business day, on the next business day, beginning February 25, 2002.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

FINAL SCHEDULED                    January 25, 2032
DISTRIBUTION DATE:

DUE PERIOD:                        For any Distribution Date, the period
                                   commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD:           The interest accrual period for the Offered
                                   Certificates with respect to any Distribution
                                   Date will be the period beginning with the 25th day of the month preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on an actual/360 day count basis).

MORTGAGE LOANS:                    The Trust will consist of two groups of
                                   adjustable rate sub-prime residential
                                   mortgage loans.

GROUP I MORTGAGE LOANS:            Approximately $357,354,895 of Mortgage Loans
                                   with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE LOANS:           Approximately $50,395,025 of Mortgage Loans
                                   that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT SPEED:          CPR of 25%.

CREDIT ENHANCEMENT:                The Offered Certificates are credit enhanced
                                   by:

                                   1)  Net monthly excess cashflow from the
                                       Mortgage Loans,

                                   2)  2.00% overcollateralization (funded
                                       upfront). After the Step-down Date, so
                                       long as a Trigger Event is not in effect, the required overcollateralization will equal 4.00% of the pool balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the initial balance of the mortgage loans, and

                                   3)  Subordination of distributions on the
                                       more subordinate classes of certificates
                                       (if applicable) to the required
                                       distributions on the more senior classes of certificates.

SENIOR ENHANCEMENT PERCENTAGE:     For any Distribution Date, the percentage
                                   obtained by dividing (x) the aggregate
                                   Certificate Principal Balance of the
                                   subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal
                                   Distribution Amount for such Distribution
                                   Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:                    The later to occur of:

                                   (x)  the earlier of:

                                        (a)  the Distribution Date occurring in
                                             February 2005; and

                                        (b)  the Distribution Date on which the
                                             aggregate balance of the Class A
                                             Certificates is reduced to zero;
                                             and

                                   (y) the first Distribution Date on which the Senior Enhancement Percentage
                                        (calculated for this purpose only after
                                        taking into account payments of
                                        principal on the Mortgage Loans on the
                                        last day of the related Due Period but
                                        prior to principal distributions to the
                                        certificates on the applicable
                                        Distribution Date) is greater than or
                                        equal to 38.50%.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TRIGGER EVENT:                     A Trigger Event is in effect on any
                                   Distribution Date if (i) on that Distribution
                                   Date the 60 Day+ Rolling Average equals or exceeds 50% of the prior period's Senior
                                   Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60
                                   Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION PERCENTAGE:  Class A:            19.25%
                                   Class M-1:          12.75%
                                   Class M-2:          7.75%
                                   Class B:            2.00%

OPTIONAL CLEAN-UP CALL:            When the ending principal balance of the
                                   Mortgage Loans is less than or equal to 10% of the original principal balance of the Mortgage Loans.

STEP-UP COUPONS:                   For all Offered Certificates the coupon will
                                   increase after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH RATE:       The Class A-1 Certificates will accrue
                                   interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps
                                   ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap,
                                   (iii) the WAC Cap, and (iv) 16%.

CLASS A-2 PASS-THROUGH RATE:       The Class A-2 Certificates will accrue
                                   interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps
                                   ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap,
                                   (iii) the WAC Cap, and (iv) 16%.

CLASS M-1 PASS-THROUGH RATE:       The Class M-1 Certificates will accrue
                                   interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps
                                   ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii)
                                   16%.

CLASS M-2 PASS-THROUGH RATE:       The Class M-2 Certificates will accrue
                                   interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps
                                   ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii)
                                   16%.

CLASS B-1 PASS-THROUGH RATE:       The Class B-1 Certificates will accrue
                                   interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps
                                   ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii)
                                   16%.

WAC CAP: As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

LOAN GROUP I CAP:                  As to any Distribution Date, a per annum rate
                                   equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.

LOAN GROUP II CAP:                 As to any Distribution Date, a per annum rate
                                   equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS A-1 BASIS RISK CARRY         As to any Distribution Date, the supplemental
FORWARD AMOUNT:                    interest amount for the Class A-1
                                   Certificates will equal the sum of:

                                   (i)   the excess, if any, of interest that
                                         would otherwise be due on such
                                         Certificates at the Class A-1
                                         Pass-Through Rate (without regard to
                                         the Loan Group I Cap or WAC Cap, but
                                         giving effect to the hard cap of 16%)
                                         over interest due such Certificates at
                                         a rate equal to the lesser of the Loan
                                         Group I Cap or WAC Cap;

                                   (ii)  any Class A-1 Basis Risk Carry Forward
                                         Amount remaining unpaid from prior
                                         Distribution Dates; and

                                   (iii) interest on the amount in clause (ii)
                                         at the related Class A-1 Pass-Through
                                         Rate (without regard to the Loan
                                         Group I Cap or WAC Cap, but giving
                                         effect to the hard cap of 16%).

CLASS A-2 BASIS RISK CARRY         As to any Distribution Date, the supplemental
FORWARD AMOUNT:                    interest amount for the Class A-2
                                   Certificates will equal the sum of:

                                   (i)   the excess, if any, of interest that
                                         would otherwise be due on such
                                         Certificates at the Class A-2
                                         Pass-Through Rate (without regard to
                                         the Loan Group II Cap or WAC Cap, but
                                         giving effect to the hard cap of 16%)
                                         over interest due such Certificates at
                                         a rate equal to the lesser of the Loan
                                         Group II Cap or WAC Cap;

                                   (ii)  any Class A-2 Basis Risk Carry Forward
                                         Amount remaining unpaid from prior
                                         Distribution Dates; and

                                   (iii) interest on the amount in clause (ii)
                                         at the related Class A-2 Pass-Through
                                         Rate (without regard to the Loan Group
                                         II Cap or WAC Cap, but giving effect to
                                         the hard cap of 16%).

CLASS M-1, M-2 AND B-1 BASIS       As to any Distribution Date, the supplemental
RISK CARRY FORWARD AMOUNTS:        interest amount for each of the Class M-1,
                                   M-2 and B-1 Certificates will equal the sum of:

                                   (i)   the excess, if any, of interest that
                                         would otherwise be due on such
                                         Certificates at such Certificates'
                                         applicable Pass-Through Rate (without
                                         regard to the WAC Cap, but giving
                                         effect to the hard cap of 16%) over
                                         interest due such Certificates at a
                                         rate equal to the WAC Cap;

                                   (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                                   (iii) interest on the amount in clause (ii)
                                         at the Certificates' applicable
                                         Pass-Through Rate (without regard to
                                         the WAC Cap, but giving effect to the
                                         hard cap of 16%).

INTEREST DISTRIBUTIONS ON          On each Distribution Date, interest
OFFERED CERTIFICATES:              distributions from the Interest Remittance
                                   Amount will be allocated as follows:

                                   (i)   the portion of the Interest Remittance
                                         Amount attributable to the Group I
                                         Mortgage Loans will be allocated
                                         according to the related Accrued
                                         Certificate Interest and any unpaid
                                         interest shortfall amounts for such
                                         class, as applicable, first, to the
                                         Class A-1 Certificates and second, to
                                         the Class A-2 Certificates;

                                   (ii)  the portion of the Interest Remittance
                                         Amount attributable to the Group II
                                         Mortgage Loans will be allocated
                                         according to the related Accrued
                                         Certificate Interest and any unpaid
                                         interest shortfall amounts for such
                                         class, as applicable, first, to the
                                         Class A-2 Certificates and second, to
                                         the Class A-1 Certificates;

                                   (iii) to the Class M-1 Certificates, its
                                         Accrued Certificate Interest;

                                   (iv)  to the Class M-2 Certificates, its
                                         Accrued Certificate Interest; and

                                   (v)   to the Class B-1 Certificates, its
                                         Accrued Certificate Interest.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS ON         On each Distribution Date (a) prior to the
OFFERED CERTIFICATES:              Stepdown Date or (b) on which a Trigger Event
                                   is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                   (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                                   (ii)   to the Class M-1 Certificates, until
                                          the Certificate Principal Balance
                                          thereof have been reduced to zero;

                                   (iii)  to the Class M-2 Certificates, until
                                          the Certificate Principal Balance
                                          thereof have been reduced to zero; and

                                   (iv)   to the Class B-1 Certificates, until
                                          the Certificate Principal Balance
                                          thereof have been reduced to zero.

                                   On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                   (i)    to the Class A Certificates, the
                                          lesser of the Principal Distribution
                                          Amount and the Class A Principal
                                          Distribution Amount, allocated between
                                          the Class A Certificates as described
                                          below, until the Certificate Principal
                                          Balances thereof have been reduced to
                                          zero;

                                   (ii)   to the Class M-1 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-1
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof have been reduced to zero;

                                   (iii)  to the Class M-2 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-2
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof have been reduced to zero; and

                                   (iv)   to the Class B-1 Certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-1
                                          Principal Distribution Amount, until
                                          the Certificate Principal Balance
                                          thereof have been reduced to zero.

                                   All principal distributions to the Class A
                                   Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the Class A Certificates remaining until the Certificate Principal Balance thereof has been reduced to zero.

ALLOCATION OF NET MONTHLY          For any Distribution Date, any Net Monthly
EXCESS CASHFLOW:                   Excess Cashflow shall be paid as follows:

                                   (i)    to the Class M-1 Certificates, the
                                          unpaid interest shortfall amount;

                                   (ii)   to the Class M-1 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                   (iii)  to the Class M-2 Certificates, the
                                          unpaid interest shortfall amount;

                                   (iv)   to the Class M-2 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                   (v)    to the Class B-1 Certificates, the
                                          unpaid interest shortfall amount;

                                   (vi)   to the Class B-1 Certificates, the
                                          allocated unreimbursed realized loss
                                          amount;

                                   (vii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                                   (viii) sequentially, to Classes M-1, M-2 and
                                          B-1 Certificates, in such order, any
                                          Basis Risk Carry Forward Amount for
                                          such classes.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

INTEREST REMITTANCE AMOUNT:        For any Distribution Date, the portion of
                                   available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE INTEREST:      For any Distribution Date and each class of
                                   Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through
                                   Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the relief act allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT:     On any Distribution Date, the sum of (i) the
                                   Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION       On any Distribution Date, the excess of
AMOUNT:                            (i) the aggregate Principal Remittance Amount
                                   over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT:       On any Distribution Date, the sum of (i) all
                                   scheduled payments of principal collected or advanced on the Mortgage Loans during the Due
                                   Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage
                                   Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date,
                                   (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW:       For any Distribution Date is the amount of
                                   funds available for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL DISTRIBUTION       For any Distribution Date, the lesser of
AMOUNT:                            (i) the excess of (x) interest collected or
                                   advanced with respect to the Mortgage Loans with due dates in the related Due Period
                                   (less servicing and trustee fees), over (y) the sum of interest payable on the Certificates on such Distribution Date and
                                   (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT:        For any Distribution Date, means the excess,
                                   if any of (i) the overcollateralization and
                                   (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION       For any Distribution Date, the percentage
PERCENTAGE:                        equivalent of a fraction, determined as
                                   follows: (i) in the case of the Class A-1
                                   Certificates the numerator of which is (x) the portion of the Principal Remittance
                                   Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such
                                   Distribution Date and (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal
                                   Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such
                                   Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION     An amount equal to the excess of (x) the
AMOUNT:                            aggregate Certificate Principal Balance of
                                   the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of
                                   (A) the product of (i) approximately 61.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                                   $2,038,750.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

CLASS M-1 PRINCIPAL DISTRIBUTION   An amount equal to the excess of (x) the sum
AMOUNT:                            of (i) the aggregate Certificate Principal
                                   Balance of the Class A Certificates (after taking into account the payment of the Class
                                   A Principal Distribution Amount on such
                                   Distribution Date) and (ii) the Certificate
                                   Principal Balance of the Class M-1
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.50% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                                   $2,038,750.

CLASS M-2 PRINCIPAL DISTRIBUTION   An amount equal to the excess of (x) the sum
AMOUNT:                            of (i) the aggregate Certificate Principal
                                   Balance of the Class A Certificates (after taking into account the payment of the Class
                                   A Principal Distribution Amount on such
                                   Distribution Date), (ii) the Certificate
                                   Principal Balance of the Class M-1
                                   Certificates (after taking into account the payment of the Class M-1 Principal
                                   Distribution Amount on such Distribution
                                   Date) and (iii) the Certificate Principal
                                   Balance of the Class M-2 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                                   (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus $2,038,750.

CLASS B-1 PRINCIPAL DISTRIBUTION   An amount equal to the excess of (x) the sum
AMOUNT:                            of (i) the aggregate Certificate Principal
                                   Balance of the Class A Certificates (after taking into account the payment of the Class
                                   A Principal Distribution Amount on such
                                   Distribution Date), (ii) the Certificate
                                   Principal Balance of the Class M-1
                                   Certificates (after taking into account the payment of the Class M-1 Principal
                                   Distribution Amount on such Distribution
                                   Date), (iii) the Certificate Principal
                                   Balance of the Class M-2 Certificates (after taking into account the payment of the Class
                                   M-2 Principal Distribution Amount on such
                                   Distribution Date), and (iv) the Certificate
                                   Principal Balance of the Class B-1
                                   Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.00% and
                                   (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus
                                   $2,038,750; provided, however, that with respect to any Distribution Date on which the Class Certificate Balance of the Class A,
                                   Class M-1 and Class M-2 Certificates have been reduced to zero, the Class B-1 Principal
                                   Distribution Amount is the lesser of (x) the Class Certificate Balance of the Class B-1
                                   Certificates and (y) the Principal
                                   Distribution Amount.

TRUST TAX STATUS:                  REMIC.

ERISA ELIGIBILITY:                 Subject to the considerations in the
                                   Prospectus, all Offered Certificates are
                                   ERISA eligible.

SMMEA ELIGIBILITY:                 It is anticipated that the Class A-2 and
                                   Class M-1 Certificates will be SMMEA
                                   eligible.

PROSPECTUS:                        The Class A-2, Class M-1, Class M-2 and Class
                                   B-1 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                                   Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus.
                                   The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                   Certificates may not be consummated unless the purchaser has received the Prospectus.

                                   PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                   FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                   BE CONSIDERED IN CONNECTION WITH AN
                                   INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

                         PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
         DATES                 PPC 0%               PPC 75%              PPC 100%             PPC 125%             PPC 150%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
         Initial                100%                 100%                  100%                 100%                  100%
         1/25/03                 99                   76                    68                   61                    53
         1/25/04                 98                   57                    45                   34                    24
         1/25/05                 97                   41                    27                   15                     6
         1/25/06                 96                   32                    23                   15                     6
         1/25/07                 94                   26                    17                   11                     6
         1/25/08                 93                   21                    13                    8                     4
         1/25/09                 91                   17                     9                    5                     3
         1/25/10                 90                   13                     7                    3                     2
         1/25/11                 88                   11                     5                    2                     1
         1/25/12                 86                    8                     4                    2                     0
         1/25/13                 84                    7                     3                    1                     0
         1/25/14                 81                    5                     2                    1                     0
         1/25/15                 79                    4                     1                    0                     0
         1/25/16                 76                    3                     1                    0                     0
         1/25/17                 73                    3                     1                    0                     0
         1/25/18                 69                    2                     0                    0                     0
         1/25/19                 66                    2                     0                    0                     0
         1/25/20                 62                    1                     0                    0                     0
         1/25/21                 57                    1                     0                    0                     0
         1/25/22                 53                    1                     0                    0                     0
         1/25/23                 47                    0                     0                    0                     0
         1/25/24                 42                    0                     0                    0                     0
         1/25/25                 36                    0                     0                    0                     0
         1/25/26                 32                    0                     0                    0                     0
         1/25/27                 27                    0                     0                    0                     0
         1/25/28                 23                    0                     0                    0                     0
         1/25/29                 17                    0                     0                    0                     0
         1/25/30                 11                    0                     0                    0                     0
         1/25/31                  5                    0                     0                    0                     0
         1/25/32                  0                    0                     0                    0                     0
     Average Life to           19.26                 3.81                  2.80                 2.10                  1.54
    Maturity (years)
 Average Life to Call(1)       19.22                 3.53                  2.57                 1.92                  1.40
         (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

                         PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
         Initial                100%                 100%                  100%                 100%                  100%
         1/25/03                100                  100                   100                  100                   100
         1/25/04                100                  100                   100                  100                   100
         1/25/05                100                  100                   100                  100                   100
         1/25/06                100                   84                    61                   55                    98
         1/25/07                100                   68                    45                   29                    34
         1/25/08                100                   55                    34                   20                    11
         1/25/09                100                   44                    25                   14                     7
         1/25/10                100                   35                    18                    9                     4
         1/25/11                100                   28                    14                    6                     0
         1/25/12                100                   22                    10                    4                     0
         1/25/13                100                   18                     7                    1                     0
         1/25/14                100                   14                     5                    0                     0
         1/25/15                100                   11                     4                    0                     0
         1/25/16                100                    9                     1                    0                     0
         1/25/17                100                    7                     0                    0                     0
         1/25/18                100                    6                     0                    0                     0
         1/25/19                100                    4                     0                    0                     0
         1/25/20                100                    2                     0                    0                     0
         1/25/21                100                    0                     0                    0                     0
         1/25/22                100                    0                     0                    0                     0
         1/25/23                100                    0                     0                    0                     0
         1/25/24                100                    0                     0                    0                     0
         1/25/25                 98                    0                     0                    0                     0
         1/25/26                 87                    0                     0                    0                     0
         1/25/27                 75                    0                     0                    0                     0
         1/25/28                 61                    0                     0                    0                     0
         1/25/29                 47                    0                     0                    0                     0
         1/25/30                 31                    0                     0                    0                     0
         1/25/31                 13                    0                     0                    0                     0
         1/25/32                  0                    0                     0                    0                     0
     Average Life to           26.65                 7.62                  5.77                 4.99                  5.02
    Maturity (years)
 Average Life to Call(1)       26.54                 6.91                  5.21                 4.57                  4.60
         (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

                         PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
         DATES                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
         Initial                100%                 100%                  100%                 100%                  100%
         1/25/03                100                  100                   100                  100                   100
         1/25/04                100                  100                   100                  100                   100
         1/25/05                100                  100                   100                  100                   100
         1/25/06                100                   84                    61                   43                    30
         1/25/07                100                   68                    45                   29                    18
         1/25/08                100                   55                    34                   20                    11
         1/25/09                100                   44                    25                   14                     7
         1/25/10                100                   35                    18                    9                     1
         1/25/11                100                   28                    14                    6                     0
         1/25/12                100                   22                    10                    1                     0
         1/25/13                100                   18                     7                    0                     0
         1/25/14                100                   14                     4                    0                     0
         1/25/15                100                   11                     0                    0                     0
         1/25/16                100                    9                     0                    0                     0
         1/25/17                100                    7                     0                    0                     0
         1/25/18                100                    4                     0                    0                     0
         1/25/19                100                    1                     0                    0                     0
         1/25/20                100                    0                     0                    0                     0
         1/25/21                100                    0                     0                    0                     0
         1/25/22                100                    0                     0                    0                     0
         1/25/23                100                    0                     0                    0                     0
         1/25/24                100                    0                     0                    0                     0
         1/25/25                 98                    0                     0                    0                     0
         1/25/26                 87                    0                     0                    0                     0
         1/25/27                 75                    0                     0                    0                     0
         1/25/28                 61                    0                     0                    0                     0
         1/25/29                 47                    0                     0                    0                     0
         1/25/30                 31                    0                     0                    0                     0
         1/25/31                 13                    0                     0                    0                     0
         1/25/32                  0                    0                     0                    0                     0
     Average Life to           26.65                 7.55                  5.67                 4.74                  4.35
    Maturity (years)
 Average Life to Call(1)       26.54                 6.91                  5.17                 4.36                  4.04
         (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

TO MATURITY
-----------

                         PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
         Dates                 PPC 0%               PPC 75%              PPC 100%              PPC 125%             PPC 150%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
         Initial                100%                 100%                  100%                 100%                  100%
         1/25/03                100                  100                   100                  100                   100
         1/25/04                100                  100                   100                  100                   100
         1/25/05                100                  100                   100                  100                   100
         1/25/06                100                   84                    61                   43                    30
         1/25/07                100                   68                    45                   29                    16
         1/25/08                100                   55                    34                   18                     7
         1/25/09                100                   44                    25                   10                     1
         1/25/10                100                   35                    16                    4                     0
         1/25/11                100                   28                    10                    0                     0
         1/25/12                100                   21                     5                    0                     0
         1/25/13                100                   15                     1                    0                     0
         1/25/14                100                   10                     0                    0                     0
         1/25/15                100                    6                     0                    0                     0
         1/25/16                100                    3                     0                    0                     0
         1/25/17                100                    1                     0                    0                     0
         1/25/18                100                    0                     0                    0                     0
         1/25/19                100                    0                     0                    0                     0
         1/25/20                100                    0                     0                    0                     0
         1/25/21                100                    0                     0                    0                     0
         1/25/22                100                    0                     0                    0                     0
         1/25/23                100                    0                     0                    0                     0
         1/25/24                100                    0                     0                    0                     0
         1/25/25                 98                    0                     0                    0                     0
         1/25/26                 87                    0                     0                    0                     0
         1/25/27                 75                    0                     0                    0                     0
         1/25/28                 61                    0                     0                    0                     0
         1/25/29                 47                    0                     0                    0                     0
         1/25/30                 31                    0                     0                    0                     0
         1/25/31                  9                    0                     0                    0                     0
         1/25/32                  0                    0                     0                    0                     0
     Average Life to           26.61                 7.26                  5.42                 4.45                  3.94
    Maturity (years)
 Average Life to Call(1)       26.54                 6.90                  5.14                 4.24                  3.76
         (years)

(1) 10% Optional Clean-Up Call


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                       SCHEDULE OF AVAILABLE FUNDS AND
                          SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

           DATE                CLASS A-2 CAP (%)         CLASS M-1 CAP (%)         CLASS M-2 CAP (%)        CLASS B-1 CAP (%)
------------------------  --------------------------  ------------------------  -----------------------  ----------------------
                                   ACTUAL/360                ACTUAL/360               ACTUAL/360                ACTUAL/360
        1/25/2001                      -                         -                         -                        -
        2/25/2002                     7.84                      8.03                      8.03                     8.03
        3/25/2002                     8.97                      9.18                      9.18                     9.18
        4/25/2002                     8.11                      8.29                      8.29                     8.29
        5/25/2002                     8.39                      8.56                      8.56                     8.56
        6/25/2002                     8.12                      8.29                      8.29                     8.29
        7/25/2002                     8.40                      8.56                      8.56                     8.56
        8/25/2002                     8.14                      8.29                      8.29                     8.29
        9/25/2002                     8.15                      8.29                      8.29                     8.29
       10/25/2002                     8.43                      8.56                      8.56                     8.56
       11/25/2002                     8.16                      8.29                      8.29                     8.29
       12/25/2002                     8.44                      8.56                      8.56                     8.56
        1/25/2003                     8.18                      8.29                      8.29                     8.29
        2/25/2003                     8.19                      8.29                      8.29                     8.29
        3/25/2003                     9.08                      9.18                      9.18                     9.18
        4/25/2003                     8.21                      8.29                      8.29                     8.29
        5/25/2003                     8.50                      8.56                      8.56                     8.56
        6/25/2003                     8.23                      8.29                      8.29                     8.29
        7/25/2003                     8.52                      8.56                      8.56                     8.56
        8/25/2003                     8.26                      8.29                      8.29                     8.29
        9/25/2003                     8.27                      8.29                      8.29                     8.29
       10/25/2003                     8.56                      8.58                      8.58                     8.58
       11/25/2003                     8.45                      9.14                      9.14                     9.14
       12/25/2003                    10.13                      9.82                      9.82                     9.82
        1/25/2004                     9.84                      9.51                      9.51                     9.51
        2/25/2004                     9.86                      9.51                      9.51                     9.51
        3/25/2004                    10.56                     10.16                     10.16                    10.16
        4/25/2004                     9.90                      9.51                      9.51                     9.51
        5/25/2004                    10.31                     10.12                     10.12                    10.12
        6/25/2004                    10.64                      9.96                      9.96                     9.96
        7/25/2004                    11.07                     10.32                     10.32                    10.32
        8/25/2004                    10.74                      9.99                      9.99                     9.99
        9/25/2004                    10.77                      9.99                      9.99                     9.99
       10/25/2004                    11.17                     10.33                     10.33                    10.33
       11/25/2004                    11.99                     11.19                     11.19                    11.19
       12/25/2004                    13.21                     12.20                     12.20                    12.20
        1/25/2005                    12.97                     12.03                     12.03                    12.03
        2/25/2005                    33.30                     12.03                     12.03                    12.03

(1) Cash available to pay current and prior interest divided by the current bond balance

(2)   Run assuming 25% CPR, no losses and a 1 month and 6 month Libor rate of
      20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          SCHEDULE OF AVAILABLE FUNDS AND
                          SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

           DATE                CLASS A-2 CAP (%)         CLASS M-1 CAP (%)         CLASS M-2 CAP (%)        CLASS B-1 CAP (%)
------------------------  --------------------------  ------------------------  -----------------------  ----------------------
                                   ACTUAL/360                ACTUAL/360               ACTUAL/360                ACTUAL/360
        3/25/2005                    16.44                     13.31                     13.31                     13.31
        4/25/2005                    14.78                     12.03                     12.03                     12.03
        5/25/2005                    15.52                     13.04                     13.04                     13.04
        6/25/2005                    15.59                     12.91                     12.91                     12.91
        7/25/2005                    16.13                     13.43                     13.43                     13.43
        8/25/2005                    15.55                     12.99                     12.99                     12.99
        9/25/2005                    15.56                     12.99                     12.99                     12.99
       10/25/2005                    16.07                     13.43                     13.43                     13.43
       11/25/2005                    15.81                     13.30                     13.30                     13.30
       12/25/2005                    16.53                     13.93                     13.93                     13.93
        1/25/2006                    16.08                     13.56                     13.56                     13.56
        2/25/2006                    16.08                     13.56                     13.56                     13.56
        3/25/2006                    17.80                     15.01                     15.01                     15.01
        4/25/2006                    16.08                     13.56                     13.56                     13.56
        5/25/2006                    16.88                     14.32                     14.32                     14.32
        6/25/2006                    16.40                     14.02                     14.02                     14.02
        7/25/2006                    16.96                     14.56                     14.56                     14.56
        8/25/2006                    16.42                     14.09                     14.09                     14.09
        9/25/2006                    16.42                     14.09                     14.09                     14.09
       10/25/2006                    16.96                     14.56                     14.56                     14.56
       11/25/2006                    16.44                     14.10                     14.10                     14.10
       12/25/2006                    16.99                     14.57                     14.57                     14.57
        1/25/2007                    16.44                     14.10                     14.10                     14.10
        2/25/2007                    16.44                     14.10                     14.10                     14.10
        3/25/2007                    18.20                     15.61                     15.61                     15.61
        4/25/2007                    16.44                     14.10                     14.10                     14.10
        5/25/2007                    16.99                     14.57                     14.57                     14.57
        6/25/2007                    16.44                     14.10                     14.10                     14.10
        7/25/2007                    16.99                     14.57                     14.57                     14.57
        8/25/2007                    16.44                     14.10                     14.10                     14.10
        9/25/2007                    16.44                     14.10                     14.10                     14.10
       10/25/2007                    16.99                     14.57                     14.57                     14.57
       11/25/2007                    16.44                     14.10                     14.10                     14.10
       12/25/2007                    16.99                     14.57                     14.57                     14.57
        1/25/2008                    16.44                     14.10                     14.10                     14.10
        2/25/2008                    16.44                     14.10                     14.10                     14.10
        3/25/2008                    17.58                     15.07                     15.07                     15.07

(1) Cash available to pay current and prior interest divided by the current bond balance

(2)   Run assuming 25% CPR, no losses and a 1 month and 6 month Libor rate of
      20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                     Page 14

                                          SCHEDULE OF AVAILABLE FUNDS AND
                          SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

           DATE                CLASS A-2 CAP (%)         CLASS M-1 CAP (%)         CLASS M-2 CAP (%)        CLASS B-1 CAP (%)
------------------------  --------------------------  ------------------------  -----------------------  ----------------------
                                   ACTUAL/360                ACTUAL/360               ACTUAL/360                ACTUAL/360
        4/25/2008                    16.44                     14.10                     14.10                     14.10
        5/25/2008                    16.99                     14.57                     14.57                     14.57
        6/25/2008                    16.45                     14.10                     14.10                     14.10
        7/25/2008                    16.99                     14.57                     14.57                     14.57
        8/25/2008                    16.45                     14.10                     14.10                     14.10
        9/25/2008                    16.45                     14.10                     14.10                     14.10
       10/25/2008                    17.00                     14.57                     14.57                     14.57
       11/25/2008                    16.45                     14.10                     14.10                     14.10
       12/25/2008                    17.00                     14.57                     14.57                     14.57
        1/25/2009                    16.45                     14.10                     14.10                     14.10
        2/25/2009                    16.45                     14.10                     14.10                     14.10
        3/25/2009                    16.59                     15.61                     15.61                     15.61
        4/25/2009                    14.65                     14.10                     14.10                     14.10
        5/25/2009                    15.16                     14.57                     14.57                     14.57
        6/25/2009                    14.69                     14.10                     14.10                     14.10
        7/25/2009                    15.21                     14.57                     14.57                     14.57
        8/25/2009                    14.74                     14.10                     14.10                     14.10
        9/25/2009                    14.77                     14.10                     14.10                     14.10
       10/25/2009                    15.29                     14.57                     14.57                     14.57
       11/25/2009                    14.82                     14.10                     14.10                     14.10
       12/25/2009                    15.34                     14.57                     14.57                     14.57
        1/25/2010                    14.88                     14.10                     14.10                     14.10
        2/25/2010                    14.91                     14.10                     14.10                     14.10
        3/25/2010                    16.53                     15.61                     15.61                     15.61
        4/25/2010                    14.96                     14.10                     14.10                     14.10
        5/25/2010                    15.50                     14.57                     14.57                     14.57
        6/25/2010                    15.03                     14.10                     14.10                     14.10
        7/25/2010                    15.56                     14.57                     14.57                     14.57
        8/25/2010                    15.09                     14.10                     14.10                     14.10
        9/25/2010                    15.13                     14.10                     14.10                     14.10
       10/25/2010                    15.67                     14.57                     14.57                     14.57
       11/25/2010                    15.20                     14.10                     14.10                     14.10
       12/25/2010                    15.74                     14.57                     14.57                     14.57
        1/25/2011                    15.27                     14.10                     14.10                     14.10
        2/25/2011                    15.31                     14.10                     14.10                     14.10
        3/25/2011                    17.00                     15.61                     15.61                     15.61
        4/25/2011                    15.39                     14.10                     14.10                     14.10

(1) Cash available to pay current and prior interest divided by the current bond balance

(2)   Run assuming 25% CPR, no losses and a 1 month and 6 month Libor rate of
      20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          SCHEDULE OF AVAILABLE FUNDS AND
                          SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

           DATE                CLASS A-2 CAP (%)         CLASS M-1 CAP (%)         CLASS M-2 CAP (%)        CLASS B-1 CAP (%)
------------------------  --------------------------  ------------------------  -----------------------  ----------------------
                                   ACTUAL/360                ACTUAL/360               ACTUAL/360                ACTUAL/360
        5/25/2011                    15.95                     14.57                     14.57                     14.57
        6/25/2011                    15.48                     14.10                     14.10                     14.10
        7/25/2011                    16.04                     14.57                     14.57                     14.57
        8/25/2011                    15.57                     14.10                     14.10                     14.10
        9/25/2011                    15.61                     14.10                     14.10                     14.10
       10/25/2011                    16.18                     14.57                     14.57                     14.57
       11/25/2011                    15.71                     14.10                     14.10                     14.10
       12/25/2011                    16.29                     14.57                     14.57                     14.57
        1/25/2012                    15.81                     14.10                     14.10                     14.10
        2/25/2012                    15.86                     14.10                     14.10                     14.10
        3/25/2012                    17.02                     15.07                     15.07                     15.07
        4/25/2012                    15.97                     14.10                     14.10                     14.10
        5/25/2012                    16.56                     14.57                     14.57                     14.57
        6/25/2012                    16.09                     14.10                     14.10                     14.10
        7/25/2012                    16.68                     14.57                     14.57                     14.57
        8/25/2012                    16.21                     14.10                     14.10                     14.10
        9/25/2012                    16.27                     14.10                     14.10                     14.10
       10/25/2012                    16.88                     14.57                     14.57                     14.57
       11/25/2012                    16.40                     14.10                     14.10                     14.10
       12/25/2012                    17.02                     14.57                     14.57                     14.57
        1/25/2013                    16.54                     14.10                     14.10                     14.10
        2/25/2013                    16.61                     14.10                     14.10                     14.10
        3/25/2013                    18.47                     15.61                     15.61                     15.61
        4/25/2013                    16.75                     14.10                     14.10                     14.10
        5/25/2013                    17.39                     14.57                     14.57                     14.57
        6/25/2013                    16.91                     14.10                     14.10                     14.10
        7/25/2013                    17.56                     14.57                     14.57                     14.57
        8/25/2013                    17.07                     14.10                     14.10                     14.10
        9/25/2013                    17.16                     14.10                     14.10                     14.10
       10/25/2013                    17.82                     14.57                     14.57                     14.57
       11/25/2013                    17.33                     14.10                     14.10                       -
       12/25/2013                    18.00                     14.57                     14.57                       -
        1/25/2014                    17.52                     14.10                     14.10                       -
        2/25/2014                    17.61                     14.10                     14.10                       -
        3/25/2014                    19.61                     15.61                     15.61                       -
        4/25/2014                    17.81                     14.10                     14.10                       -
        5/25/2014                    18.51                     14.57                     14.57                       -

(1) Cash available to pay current and prior interest divided by the current bond balance

(2)   Run assuming 25% CPR, no losses and a 1 month and 6 month Libor rate of
      20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          SCHEDULE OF AVAILABLE FUNDS AND
                          SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

           DATE                CLASS A-2 CAP (%)         CLASS M-1 CAP (%)         CLASS M-2 CAP (%)        CLASS B-1 CAP (%)
------------------------  --------------------------  ------------------------  -----------------------  ----------------------
                                   ACTUAL/360                ACTUAL/360               ACTUAL/360                ACTUAL/360
        6/25/2014                    18.02                     14.10                     14.10                       -
        7/25/2014                    18.74                     14.57                     14.57                       -
        8/25/2014                    18.24                     14.10                     14.10                       -
        9/25/2014                    18.36                     14.10                     14.10                       -
       10/25/2014                    19.09                     14.57                     14.57                       -
       11/25/2014                    18.60                     14.10                     14.10                       -
       12/25/2014                    19.34                     14.57                     14.57                       -
        1/25/2015                    18.85                     14.10                     14.10                       -
        2/25/2015                    18.98                     14.10                     14.10                       -
        3/25/2015                    21.16                     15.61                     15.61                       -
        4/25/2015                    19.25                     14.10                     14.10                       -
        5/25/2015                    20.04                     14.57                     14.57                       -
        6/25/2015                    19.53                     14.10                     14.10                       -
        7/25/2015                    20.34                     14.57                       -                         -
        8/25/2015                    19.84                     14.10                       -                         -
        9/25/2015                    19.99                     14.10                       -                         -
       10/25/2015                    20.82                     14.57                       -                         -
       11/25/2015                    20.32                     14.10                       -                         -
       12/25/2015                    21.17                     14.57                       -                         -
        1/25/2016                    20.66                     14.10                       -                         -
        2/25/2016                    20.84                     14.10                       -                         -
        3/25/2016                    22.47                     15.07                       -                         -
        4/25/2016                    21.21                     14.10                       -                         -
        5/25/2016                    22.11                     14.57                       -                         -
        6/25/2016                    21.60                     14.10                       -                         -
        7/25/2016                    22.52                     14.57                       -                         -
        8/25/2016                    22.01                     14.10                       -                         -
        9/25/2016                    22.22                     14.10                       -                         -
       10/25/2016                    23.19                     14.57                       -                         -
       11/25/2016                    22.74                       -                         -                         -
       12/25/2016                    23.90                       -                         -                         -
        1/25/2017                    23.55                       -                         -                         -
        2/25/2017                    23.98                       -                         -                         -
        3/25/2017                    27.07                       -                         -                         -
        4/25/2017                    24.95                       -                         -                         -
        5/25/2017                    26.34                       -                         -                         -
        6/25/2017                    26.06                       -                         -                         -

(1) Cash available to pay current and prior interest divided by the current bond balance

(2)   Run assuming 25% CPR, no losses and a 1 month and 6 month Libor rate of
      20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                                          SCHEDULE OF AVAILABLE FUNDS AND
                          SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2) (CONT.)

           DATE                CLASS A-2 CAP (%)         CLASS M-1 CAP (%)         CLASS M-2 CAP (%)        CLASS B-1 CAP (%)
------------------------  --------------------------  ------------------------  -----------------------  ----------------------
                                   ACTUAL/360                ACTUAL/360               ACTUAL/360                ACTUAL/360
        7/25/2017                    27.56                       -                         -                         -
        8/25/2017                    27.34                       -                         -                         -
        9/25/2017                    28.05                       -                         -                         -
       10/25/2017                    29.78                       -                         -                         -
       11/25/2017                    29.66                       -                         -                         -
       12/25/2017                    31.60                       -                         -                         -
        1/25/2018                    31.57                       -                         -                         -
        2/25/2018                    32.67                       -                         -                         -
        3/25/2018                    37.50                       -                         -                         -
        4/25/2018                    35.21                       -                         -                         -
        5/25/2018                    37.91                       -                         -                         -
        6/25/2018                    38.34                       -                         -                         -
        7/25/2018                    41.55                       -                         -                         -
        8/25/2018                    42.32                       -                         -                         -
        9/25/2018                    44.72                       -                         -                         -
       10/25/2018                    49.08                       -                         -                         -
       11/25/2018                    50.73                       -                         -                         -
       12/25/2018                    56.36                       -                         -                         -
        1/25/2019                    59.10                       -                         -                         -
        2/25/2019                    64.65                       -                         -                         -
        3/25/2019                    79.20                       -                         -                         -
        4/25/2019                    80.32                       -                         -                         -
        5/25/2019                    94.98                       -                         -                         -
        6/25/2019                   107.90                       -                         -                         -
        7/25/2019                   135.73                       -                         -                         -
        8/25/2019                   169.10                       -                         -                         -
        9/25/2019                   239.85                       -                         -                         -
       10/25/2019                      -                         -                         -                         -

(1) Cash available to pay current and prior interest divided by the current bond balance

(2)   Run assuming 25% CPR, no losses and a 1 month and 6 month Libor rate of
      20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                         3,164 RECORDS
ALL RECORDS                                                 BALANCE: 407,749,920
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF
                                                                              MORTGAGE
                                                                               POOL BY
                                                              AGGREGATE      AGGREGATE       WEIGHTED
                                                NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                    OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                              MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
PRODUCT TYPES                                    LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month                             1,091      176,269,838          43.23          8.979             356          78.18
ARM - 3 Year/6 Month                             2,073      231,480,082          56.77          9.239             357          78.32
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF
                                                                              MORTGAGE
                                                                               POOL BY
                                                              AGGREGATE      AGGREGATE       WEIGHTED
                                                NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                    OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                              MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
RANGE OF GROSS INTEREST RATES (%)                LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
 6.000 -  6.999                                     78       12,391,954           3.04          6.673             358          73.76
 7.000 -  7.999                                    396       66,591,376          16.33          7.717             356          76.55
 8.000 -  8.999                                    904      132,924,815          32.60          8.596             357          78.48
 9.000 -  9.999                                    898      112,963,651          27.70          9.524             356          79.90
10.000 - 10.999                                    525       54,356,738          13.33         10.478             357          79.50
11.000 - 11.999                                    241       20,255,728           4.97         11.439             357          75.75
12.000 - 12.999                                     83        5,959,718           1.46         12.399             357          72.01
13.000 - 13.999                                     34        2,143,568           0.53         13.421             357          67.15
14.000 - 14.999                                      5          162,371           0.04         14.222             357          63.99
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.100
Maximum: 14.575
Weighted Average: 9.127
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 1 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                         3,164 RECORDS
ALL RECORDS                                                 BALANCE: 407,749,920
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF
                                                                              MORTGAGE
                                                                               POOL BY
                                                              AGGREGATE      AGGREGATE       WEIGHTED
                                                NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                    OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                              MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)     LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
      1 -  25,000                                   22          486,564           0.12         10.494             330          56.28
 25,001 -  50,000                                  360       14,264,072           3.50         10.433             355          71.92
 50,001 -  75,000                                  537       33,573,992           8.23          9.836             356          76.49
 75,001 - 100,000                                  519       45,863,718          11.25          9.384             356          77.86
100,001 - 125,000                                  428       48,336,521          11.85          9.206             356          79.13
125,001 - 150,000                                  361       49,517,752          12.14          9.146             357          79.45
150,001 - 175,000                                  238       38,555,698           9.46          9.030             357          78.73
175,001 - 200,000                                  182       34,096,428           8.36          9.026             355          78.99
200,001 - 225,000                                  147       31,227,298           7.66          8.828             358          78.50
225,001 - 250,000                                   97       23,044,392           5.65          9.033             357          78.44
250,001 - 275,000                                   75       19,583,274           4.80          8.672             358          79.04
275,001 - 300,000                                   64       18,468,545           4.53          8.796             357          79.54
300,001 - 325,000                                   34       10,638,955           2.61          8.539             357          79.33
325,001 - 350,000                                   26        8,882,340           2.18          8.636             358          75.06
350,001 - 375,000                                   21        7,574,956           1.86          8.483             358          81.04
375,001 - 400,000                                   19        7,398,589           1.81          8.929             358          79.69
400,001 - 425,000                                    6        2,464,231           0.60          8.610             357          87.83
425,001 - 450,000                                    9        3,947,073           0.97          8.799             358          76.07
450,001 - 475,000                                    2          922,339           0.23          7.128             359          86.38
475,001 - 500,000                                    9        4,453,560           1.09          8.542             357          71.88
500,001 - 525,000                                    2        1,025,441           0.25          8.579             358          65.00
525,001 - 550,000                                    1          546,250           0.13         10.330             357          85.20
550,001 - 575,000                                    3        1,710,506           0.42          8.331             358          72.81
575,001 - 600,000                                    2        1,167,425           0.29          8.318             358          72.49
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  13,479
Maximum: 587,207
Average: 128,872
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 2 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                         3,164 RECORDS
ALL RECORDS                                                 BALANCE: 407,749,920
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF
                                                                              MORTGAGE
                                                                               POOL BY
                                                              AGGREGATE      AGGREGATE       WEIGHTED
                                                NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                    OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                              MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
RANGE OF ORIGINAL TERMS                          LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
180                                                 24        1,978,828           0.49          8.958             177          74.63
240                                                  1          179,661           0.04          7.740             239          80.00
336                                                  1          102,928           0.03          8.750             335          83.74
360                                              3,138      405,488,502          99.45          9.128             358          78.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 359
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                 % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                             AGGREGATE      AGGREGATE       WEIGHTED
                                               NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                   OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                             MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
RANGE OF REMAINING TERMS                        LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
169 - 180                                          24        1,978,828           0.49          8.958             177          74.63
229 - 240                                           1          179,661           0.04          7.740             239          80.00
325 - 336                                           1          102,928           0.03          8.750             335          83.74
349 - 360                                       3,138      405,488,502          99.45          9.128             358          78.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 176
Maximum: 360
Weighted Average: 357
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 3 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                         3,164 RECORDS
ALL RECORDS                                                 BALANCE: 407,749,920
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF
                                                                              MORTGAGE
                                                                               POOL BY
                                                              AGGREGATE      AGGREGATE       WEIGHTED
                                                NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                    OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                              MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
RANGE OF ORIGINAL LTV RATIOS                     LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 40.00                                            41        3,095,543           0.76          9.292             357          32.62
40.01 - 50.00                                       64        7,123,160           1.75          9.056             355          46.54
50.01 - 60.00                                      110       11,469,911           2.81          8.988             355          56.85
60.01 - 70.00                                      448       54,185,742          13.29          9.193             357          67.02
70.01 - 80.00                                    1,600      208,295,597          51.08          9.043             357          78.20
80.01 - 90.00                                      816      111,227,132          27.28          9.233             357          87.55
90.01 - 100.00                                      85       12,352,836           3.03          9.402             358          94.56
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 7.00
Maximum: 97.00
Weighted Average: 78.26
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 4 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                         3,164 RECORDS
ALL RECORDS                                                 BALANCE: 407,749,920
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                 % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                             AGGREGATE      AGGREGATE       WEIGHTED
                                               NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                   OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                             MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
RANGE OF GROSS MARGINS (%)                      LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                                       4          646,536           0.16          9.761             356          83.34
3.501 - 4.000                                      10        1,296,181           0.32          7.043             358          80.62
4.001 - 4.500                                      24        4,043,261           0.99          7.281             357          71.58
4.501 - 5.000                                      77       12,872,379           3.16          8.055             356          72.21
5.001 - 5.500                                     239       28,265,493           6.93          8.436             356          75.04
5.501 - 6.000                                     653       87,903,401          21.56          8.565             357          75.53
6.001 - 6.500                                     746       96,485,517          23.66          8.971             356          76.86
6.501 - 7.000                                     868      120,885,693          29.65          9.348             357          84.11
7.001 - 7.500                                     160       19,356,274           4.75         10.090             357          79.06
7.501 - 8.000                                     161       16,877,995           4.14         10.413             358          76.57
8.001 - 8.500                                      85        7,997,000           1.96         10.625             357          73.11
8.501 - 9.000                                      84        7,550,997           1.85         11.333             358          71.61
9.001 - 9.500                                      13          812,812           0.20         12.517             356          69.30
9.501 - 10.000                                     31        2,074,773           0.51         12.300             358          66.80
10.001 - 10.500                                     6          466,983           0.11         13.347             357          65.00
10.501 - 11.000                                     2          179,659           0.04         10.190             358          73.75
12.501 - 13.000                                     1           34,967           0.01         12.970             356          70.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.190
Maximum: 12.970
Non-Zero Weighted Average: 6.418
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 5 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                         3,164 RECORDS
ALL RECORDS                                                 BALANCE: 407,749,920
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF
                                                                              MORTGAGE
                                                                               POOL BY
                                                              AGGREGATE      AGGREGATE       WEIGHTED
                                                NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                    OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                              MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
RANGE OF MINIMUM MORTGAGE RATES (%)              LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
 6.001 - 6.500                                      28        4,755,414           1.17          6.376             358          76.12
 6.501 - 7.000                                      59        9,043,241           2.22          6.880             358          73.01
 7.001 - 7.500                                     107       17,591,480           4.31          7.358             358          75.87
 7.501 - 8.000                                     299       50,413,202          12.36          7.878             356          76.88
 8.001 - 8.500                                     380       58,329,164          14.31          8.355             356          77.69
 8.501 - 9.000                                     531       74,857,871          18.36          8.823             357          78.98
 9.001 - 9.500                                     419       56,680,375          13.90          9.301             355          80.26
 9.501 - 10.000                                    468       54,709,414          13.42          9.799             357          79.83
10.001 - 10.500                                    275       31,375,775           7.69         10.291             357          80.49
10.501 - 11.000                                    247       22,420,054           5.50         10.794             356          77.85
11.001 - 11.500                                    138       11,462,394           2.81         11.251             357          76.03
11.501 - 12.000                                     99        8,717,670           2.14         11.789             357          75.13
12.001 - 12.500                                     45        3,120,561           0.77         12.264             357          73.89
12.501 - 13.000                                     32        2,201,109           0.54         12.812             357          67.80
13.001 - 13.500                                     19        1,163,034           0.29         13.289             356          69.47
13.501 - 14.000                                     13          746,790           0.18         13.759             357          64.21
14.001 - 14.500                                      4          133,576           0.03         14.146             357          60.54
14.501 - 15.000                                      1           28,795           0.01         14.575             359          80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 6.100
Maximum: 14.575
Non-Zero Weighted Average: 9.127
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 6 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                         3,164 RECORDS
ALL RECORDS                                                 BALANCE: 407,749,920
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF
                                                                              MORTGAGE
                                                                               POOL BY
                                                              AGGREGATE      AGGREGATE       WEIGHTED
                                                NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                    OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                              MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
RANGE OF MAXIMUM LOAN RATES (%)                  LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                                     28        4,755,414           1.17          6.376             358          76.12
12.501 - 13.000                                     59        9,043,241           2.22          6.880             358          73.01
13.001 - 13.500                                    106       17,499,392           4.29          7.357             358          76.02
13.501 - 14.000                                    299       50,413,202          12.36          7.878             356          76.88
14.001 - 14.500                                    380       58,043,503          14.24          8.353             356          77.56
14.501 - 15.000                                    530       74,746,368          18.33          8.823             357          78.99
15.001 - 15.500                                    419       56,773,193          13.92          9.294             355          80.38
15.501 - 16.000                                    468       54,475,260          13.36          9.798             357          79.75
16.001 - 16.500                                    276       31,660,706           7.76         10.284             357          80.40
16.501 - 17.000                                    247       22,691,124           5.56         10.776             356          77.99
17.001 - 17.500                                    138       11,462,394           2.81         11.251             357          76.03
17.501 - 18.000                                    100        8,792,256           2.16         11.780             357          75.26
18.001 - 18.500                                     45        3,120,561           0.77         12.264             357          73.89
18.501 - 19.000                                     32        2,201,109           0.54         12.812             357          67.80
19.001 - 19.500                                     19        1,163,034           0.29         13.289             356          69.47
19.501 - 20.000                                     13          746,790           0.18         13.759             357          64.21
20.001 - 20.500                                      4          133,576           0.03         14.146             357          60.54
20.501 - 21.000                                      1           28,795           0.01         14.575             359          80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12.100
Maximum: 20.575
Non-Zero Weighted Average: 15.130
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 7 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                         3,164 RECORDS
ALL RECORDS                                                 BALANCE: 407,749,920
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                                                 % OF
                                                                             MORTGAGE
                                                                              POOL BY
                                                             AGGREGATE      AGGREGATE       WEIGHTED
                                               NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                   OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                             MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
INITIAL PERIODIC CAP (%)                        LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                                               2          580,784           0.14          8.180             357          55.18
2.000                                               9        1,742,363           0.43          8.299             357          68.18
3.000                                           3,153      405,426,772          99.43          9.131             357          78.33
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 3.000
Weighted Average: 2.993
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF
                                                                              MORTGAGE
                                                                               POOL BY
                                                              AGGREGATE      AGGREGATE       WEIGHTED
                                                NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                    OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                              MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
SUBSEQEUNT PERIODIC CAP (%)                      LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                                            3,163      407,633,940          99.97          9.126             357          78.25
1.500                                                1          115,980           0.03          9.275             358          90.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 1.500
Weighted Average: 1.000
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 8 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                         3,164 RECORDS
ALL RECORDS                                                 BALANCE: 407,749,920
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF
                                                                              MORTGAGE
                                                                               POOL BY
                                                              AGGREGATE      AGGREGATE       WEIGHTED
                                                NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                    OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                              MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
NEXT RATE ADJUSTMENT DATES                       LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
June 2003                                            1           83,763           0.02         10.575             353          80.00
July 2003                                            5          681,215           0.17          9.798             354          76.16
August 2003                                         29        4,853,134           1.19          9.237             355          81.45
September 2003                                     213       31,247,500           7.66          9.147             354          77.88
October 2003                                       301       50,508,857          12.39          9.011             355          77.86
November 2003                                      343       57,395,857          14.08          8.934             357          77.98
December 2003                                      199       31,499,513           7.73          8.781             358          78.89
July 2004                                            9          864,328           0.21         10.595             354          79.76
August 2004                                         38        3,625,737           0.89         10.213             355          74.56
September 2004                                     279       29,741,059           7.29          9.839             355          78.59
October 2004                                       519       57,890,684          14.20          9.385             357          77.76
November 2004                                      743       83,413,844          20.46          9.035             357          78.48
December 2004                                      483       55,696,517          13.66          8.989             358          78.74
January 2005                                         2          247,912           0.06          8.640             360          75.14
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                         3,164 RECORDS
ALL RECORDS                                                 BALANCE: 407,749,920
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF
                                                                              MORTGAGE
                                                                               POOL BY
                                                              AGGREGATE      AGGREGATE       WEIGHTED
                                                NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                    OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
GEOGRAPHIC DISTRIBUTION OF                    MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
  MORTGAGED PROPERTIES                           LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
California                                         645      125,811,911          30.86          8.721             357          77.15
Florida                                            422       49,029,333          12.02          9.102             356          80.32
Texas                                              234       25,333,600           6.21          9.506             357          78.93
Hawaii                                              98       18,076,822           4.43          8.870             351          79.76
Michigan                                           170       15,660,857           3.84          9.922             357          78.12
Washington                                         100       15,637,705           3.84          8.962             357          78.87
Minnesota                                          121       15,616,679           3.83          8.725             357          76.68
New York                                            96       14,715,863           3.61          9.441             358          76.95
Ohio                                               169       13,754,999           3.37          9.779             357          79.06
Massachusetts                                       63        9,961,732           2.44          9.215             358          74.29
Colorado                                            62        9,898,982           2.43          8.768             355          76.73
Illinois                                            83        8,371,666           2.05          9.509             358          78.77
Arizona                                             80        7,431,567           1.82          8.933             357          79.92
Missouri                                           102        7,303,243           1.79          9.947             357          78.05
Oregon                                              51        6,827,773           1.67          9.178             355          78.05
Other                                              668       64,317,188          15.77          9.509             357          79.20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 46
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF
                                                                              MORTGAGE
                                                                               POOL BY
                                                              AGGREGATE      AGGREGATE       WEIGHTED
                                                NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                    OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                              MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
OCCUPANCY                                        LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                          2,972      391,258,113          95.96          9.106             357          78.54
Non-Owner Occupied                                 192       16,491,807           4.04          9.609             356          71.62
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                   Page 10 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                         3,164 RECORDS
ALL RECORDS                                                 BALANCE: 407,749,920
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF
                                                                              MORTGAGE
                                                                               POOL BY
                                                              AGGREGATE      AGGREGATE       WEIGHTED
                                                NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                    OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                              MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
PROPERTY TYPE                                    LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                          2,808      365,152,730          89.55          9.103             357          78.15
Condo                                              190       21,525,247           5.28          9.114             354          79.22
2-4 Family Residence                               161       20,366,186           4.99          9.579             358          79.31
PUD                                                  1          362,301           0.09          8.250             357          74.85
Manufactured Housing                                 4          343,456           0.08          8.691             226          74.29
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF
                                                                              MORTGAGE
                                                                               POOL BY
                                                              AGGREGATE      AGGREGATE       WEIGHTED
                                                NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                    OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                              MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
LOAN PURPOSE                                     LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                              1,897      256,095,082          62.81          9.039             357          76.36
Purchase                                           915      108,880,871          26.70          9.291             356          82.54
Refinance - Rate Term                              352       42,773,967          10.49          9.228             356          78.71
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                   Page 11 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                         3,164 RECORDS
ALL RECORDS                                                 BALANCE: 407,749,920
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF
                                                                              MORTGAGE
                                                                               POOL BY
                                                              AGGREGATE      AGGREGATE       WEIGHTED
                                                NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                    OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                              MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
DOCUMENTATION LEVEL                              LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
Full                                             2,534      318,107,571          78.02          9.099             357          79.07
Stated Documentation                               606       86,272,598          21.16          9.227             357          75.52
Light                                               24        3,369,751           0.83          9.185             357          71.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                   Page 12 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                         3,164 RECORDS
ALL RECORDS                                                 BALANCE: 407,749,920
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF
                                                                              MORTGAGE
                                                                               POOL BY
                                                              AGGREGATE      AGGREGATE       WEIGHTED
                                                NUMBER          CUT-OFF        CUT-OFF        AVERAGE        WEIGHTED       WEIGHTED
                                                    OF             DATE           DATE          GROSS         AVERAGE        AVERAGE
                                              MORTGAGE        PRINCIPAL      PRINCIPAL       INTEREST       REMAINING       ORIGINAL
CREDIT SCORE                                     LOANS          BALANCE        BALANCE           RATE            TERM            LTV
------------------------------------------------------------------------------------------------------------------------------------
Not Available                                       20        2,051,133           0.50          9.612             358          78.16
451 - 475                                            1          292,998           0.07         10.150             358          85.00
476 - 500                                            7          863,821           0.21         10.667             357          72.87
501 - 525                                          204       23,785,661           5.83          9.880             357          74.55
526 - 550                                          428       50,281,310          12.33          9.756             356          75.30
551 - 575                                          544       69,083,271          16.94          9.646             356          77.56
576 - 600                                          575       78,511,885          19.25          9.166             357          78.96
601 - 625                                          524       68,023,188          16.68          8.887             357          80.33
626 - 650                                          431       57,027,772          13.99          8.600             356          78.78
651 - 675                                          239       29,917,060           7.34          8.414             357          79.52
676 - 700                                           96       14,566,735           3.57          8.332             358          80.69
701 - 725                                           50        6,783,549           1.66          8.225             358          76.88
726 - 750                                           27        3,919,043           0.96          7.994             357          76.52
751 - 775                                           11        1,400,437           0.34          8.818             357          79.52
776 - 800                                            6        1,030,261           0.25          8.316             358          80.38
801 - 825                                            1          211,795           0.05          8.625             359          80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,164      407,749,920         100.00          9.127             357          78.26
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 473
Maximum: 806
Weighted Average: 598
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                           150 RECORDS
Group II                                                    BALANCE:  50,395,025
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
PRODUCT TYPES                                      LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month                                  89     30,635,829           60.79          8.687             358         77.91
ARM - 3 Year/6 Month                                  61     19,759,196           39.21          8.569             358         77.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
RANGE OF GROSS INTEREST RATES (%)                  LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.999                                          9      3,422,376            6.79          6.673             358         69.85
7.000 - 7.999                                         34     12,546,581           24.90          7.795             358         75.85
8.000 - 8.999                                         53     19,249,444           38.20          8.558             357         79.10
9.000 - 9.999                                         30      9,633,206           19.12          9.477             357         77.15
10.000 - 10.999                                       15      4,400,508            8.73         10.349             358         83.06
11.000 - 11.999                                        5      1,006,510            2.00         11.404             359         76.61
12.000 - 12.999                                        2         83,785            0.17         12.747             354         67.21
13.000 - 13.999                                        1         29,887            0.06         13.193             358         65.00
14.000 - 14.999                                        1         22,729            0.05         14.050             355         65.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 6.175
Maximum: 14.050
Weighted Average: 8.641
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 1 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                           150 RECORDS
Group II                                                    BALANCE:  50,395,025
================================================================================


------------------------------------------------------------------------------------------------------------------------------------

                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)       LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
      1 -  25,000                                      2         47,709            0.09         10.437             357         45.51
 25,001 -  50,000                                      4        159,562            0.32         11.968             355         66.92
 50,001 -  75,000                                      3        174,411            0.35         10.778             359         74.97
 75,001 - 100,000                                      4        348,017            0.69          9.706             357         74.45
100,001 - 125,000                                      4        458,491            0.91         10.337             357         81.03
150,001 - 175,000                                      3        482,628            0.96         10.062             358         72.84
175,001 - 200,000                                      2        375,034            0.74          9.118             358         77.50
200,001 - 225,000                                      1        203,873            0.40          8.375             359         80.00
225,001 - 250,000                                      1        229,378            0.46          9.140             359         90.00
250,001 - 275,000                                      1        261,739            0.52          9.500             358         80.00
275,001 - 300,000                                      1        292,998            0.58         10.150             358         85.00
300,001 - 325,000                                     29      9,124,543           18.11          8.383             357         78.49
325,001 - 350,000                                     25      8,534,704           16.94          8.612             358         74.86
350,001 - 375,000                                     18      6,495,161           12.89          8.452             358         80.39
375,001 - 400,000                                     19      7,398,589           14.68          8.929             358         79.69
400,001 - 425,000                                      6      2,464,231            4.89          8.610             357         87.83
425,001 - 450,000                                      8      3,518,434            6.98          8.623             358         75.84
450,001 - 475,000                                      2        922,339            1.83          7.128             359         86.38
475,001 - 500,000                                      9      4,453,560            8.84          8.542             357         71.88
500,001 - 525,000                                      2      1,025,441            2.03          8.579             358         65.00
525,001 - 550,000                                      1        546,250            1.08         10.330             357         85.20
550,001 - 575,000                                      3      1,710,506            3.39          8.331             358         72.81
575,001 - 600,000                                      2      1,167,425            2.32          8.318             358         72.49
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------
Minimum:  22,729
Maximum: 587,207
Average: 335,967
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 2 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                           150 RECORDS
Group II                                                    BALANCE:  50,395,025
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
RANGE OF ORIGINAL TERMS                            LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
360                                                  150     50,395,025          100.00          8.641             358         77.55
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
------------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
RANGE OF REMAINING TERMS                           LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
349 - 360                                            150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 354
Maximum: 359
Weighted Average: 358
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 3 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                           150 RECORDS
Group II                                                    BALANCE:  50,395,025
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
RANGE OF ORIGINAL LTV RATIOS                       LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 40.00                                               2        364,290            0.72          7.932             357         36.90
40.01 - 50.00                                          3      1,270,205            2.52          8.063             358         48.14
50.01 - 60.00                                          4      1,134,678            2.25          9.501             357         59.02
60.01 - 70.00                                         28      8,772,289           17.41          8.276             358         66.99
70.01 - 80.00                                         76     26,011,775           51.62          8.598             358         78.10
80.01 - 90.00                                         32     10,738,044           21.31          8.989             358         88.55
90.01 - 100.00                                         5      2,103,744            4.17          8.930             358         93.44
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 27.78
Maximum: 96.55
Weighted Average: 77.55
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 4 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                           150 RECORDS
Group II                                                    BALANCE:  50,395,025
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
RANGE OF GROSS MARGINS (%)                         LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                          4      1,445,309            2.87          6.898             358         64.50
4.501 - 5.000                                          7      2,772,439            5.50          7.707             357         69.25
5.001 - 5.500                                          8      2,022,219            4.01          8.190             357         77.66
5.501 - 6.000                                         37     14,125,408           28.03          8.484             357         74.76
6.001 - 6.500                                         29     10,016,800           19.88          8.452             358         76.43
6.501 - 7.000                                         44     15,622,012           31.00          8.899             358         84.33
7.001 - 7.500                                          4      1,559,434            3.09          9.223             358         68.31
7.501 - 8.000                                          9      2,195,072            4.36         10.341             358         79.82
8.001 - 8.500                                          3        441,451            0.88         10.245             358         73.14
8.501 - 9.000                                          1         37,052            0.07         12.553             355         70.00
9.001 - 9.500                                          1         46,733            0.09         12.900             354         65.00
9.501 - 10.000                                         1         58,481            0.12         11.375             359         65.00
10.001 - 10.500                                        2         52,616            0.10         13.563             357         65.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 4.199
Maximum: 10.270
Non-Zero Weighted Average: 6.248
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 5 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                           150 RECORDS
Group II                                                    BALANCE:  50,395,025
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
RANGE OF MINIMUM MORTGAGE RATES (%)                LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500                                          4      1,627,372            3.23          6.436             359         73.67
6.501 - 7.000                                          6      2,144,429            4.26          6.906             358         66.64
7.001 - 7.500                                          6      1,855,168            3.68          7.349             358         73.47
7.501 - 8.000                                         28     10,710,491           21.25          7.906             358         76.94
8.001 - 8.500                                         29     10,666,738           21.17          8.380             357         78.71
8.501 - 9.000                                         23      8,214,203           16.30          8.813             357         79.21
9.001 - 9.500                                         17      5,516,428           10.95          9.240             358         78.07
9.501 - 10.000                                        13      4,116,778            8.17          9.795             357         75.92
10.001 -10.500                                        10      3,529,488            7.00         10.254             358         85.27
10.501 - 11.000                                        5        871,020            1.73         10.736             358         74.14
11.001 - 11.500                                        3        498,805            0.99         11.148             359         74.35
11.501 - 12.000                                        2        507,705            1.01         11.655             358         78.83
12.501 - 13.000                                        2         83,785            0.17         12.747             354         67.21
13.001 - 13.500                                        1         29,887            0.06         13.193             358         65.00
14.001 - 14.500                                        1         22,729            0.05         14.050             355         65.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 6.175
Maximum: 14.050
Non-Zero Weighted Average: 8.641
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 6 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                           150 RECORDS
Group II                                                    BALANCE:  50,395,025
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
RANGE OF MAXIMUM LOAN RATES (%)                    LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500                                        4      1,627,372            3.23          6.436             359         73.67
12.501 - 13.000                                        6      2,144,429            4.26          6.906             358         66.64
13.001 - 13.500                                        6      1,855,168            3.68          7.349             358         73.47
13.501 - 14.000                                       28     10,710,491           21.25          7.906             358         76.94
14.001 - 14.500                                       28     10,288,990           20.42          8.376             357         78.30
14.501 - 15.000                                       23      8,214,203           16.30          8.813             357         79.21
15.001 - 15.500                                       18      5,894,177           11.70          9.192             358         78.84
15.501 - 16.000                                       12      3,771,121            7.48          9.811             357         74.63
16.001 - 16.500                                       10      3,529,488            7.00         10.254             358         85.27
16.501 - 17.000                                        6      1,216,677            2.41         10.420             357         78.65
17.001 - 17.500                                        3        498,805            0.99         11.148             359         74.35
17.501 - 18.000                                        2        507,705            1.01         11.655             358         78.83
18.501 - 19.000                                        2         83,785            0.17         12.747             354         67.21
19.001 - 19.500                                        1         29,887            0.06         13.193             358         65.00
20.001 - 20.500                                        1         22,729            0.05         14.050             355         65.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12.175
Maximum: 20.050
Non-Zero Weighted Average: 14.655
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 7 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                           150 RECORDS
Group II                                                    BALANCE:  50,395,025
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
INITIAL PERIODIC CAP (%)                           LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                                                  1        449,086            0.89          7.990             357         49.61
3.000                                                149     49,945,938           99.11          8.647             358         77.80
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 3.000
Weighted Average: 2.982
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
SUBSEQEUNT PERIODIC CAP (%)                        LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                                                150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 1.000
Weighted Average: 1.000
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 8 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                           150 RECORDS
Group II                                                    BALANCE:  50,395,025
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
NEXT RATE ADJUSTMENT DATES                         LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
July 2003                                              2        406,136            0.81          8.991             354         70.70
August 2003                                            2        758,521            1.51          9.312             355         90.00
September 2003                                         7      2,567,216            5.09          8.591             356         74.19
October 2003                                          28     10,340,270           20.52          8.671             357         76.45
November 2003                                         31     11,015,091           21.86          8.752             358         77.87
December 2003                                         19      5,548,595           11.01          8.526             359         81.29
July 2004                                              1         46,733            0.09         12.900             354         65.00
August 2004                                            5        714,963            1.42          9.470             355         71.32
September 2004                                         5      1,643,407            3.26          9.686             356         76.66
October 2004                                          13      4,829,870            9.58          8.824             357         77.63
November 2004                                         22      7,769,322           15.42          8.111             358         78.26
December 2004                                         15      4,754,902            9.44          8.495             359         75.40
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                    Page 9 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                           150 RECORDS
Group II                                                    BALANCE:  50,395,025
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
GEOGRAPHIC DISTRIBUTION                         MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
OF MORTGAGED PROPERTIES                            LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
California                                            77     28,311,489           56.18          8.431             358         78.38
Florida                                               11      4,571,798            9.07          8.540             358         72.47
New York                                               6      2,412,528            4.79          8.996             358         72.68
Texas                                                  5      2,041,964            4.05          9.515             358         78.52
Washington                                             6      1,856,721            3.68          8.914             358         78.38
Michigan                                               6      1,433,766            2.85          9.884             358         78.09
Hawaii                                                 4      1,370,852            2.72          8.190             358         74.31
Ohio                                                   7      1,174,692            2.33          9.223             357         83.28
Minnesota                                              3      1,169,117            2.32          8.303             357         78.97
Missouri                                               4      1,002,313            1.99          9.619             358         84.41
Massachusetts                                          3        853,200            1.69          9.278             359         74.15
Illinois                                               3        840,672            1.67          8.674             357         68.71
Colorado                                               2        744,140            1.48          7.972             358         72.20
Georgia                                                3        564,537            1.12         10.117             356         86.96
New Jersey                                             1        378,783            0.75          8.500             358         80.00
Other                                                  9      1,668,452            3.31          8.619             358         80.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 22
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
OCCUPANCY                                          LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                              145     49,736,147           98.69          8.626             358         77.69
Non-Owner Occupied                                     5        658,878            1.31          9.809             358         67.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                   Page 10 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                           150 RECORDS
Group II                                                    BALANCE:  50,395,025
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
PROPERTY TYPE                                      LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              143     48,437,048           96.11          8.603             358         77.77
Condo                                                  4      1,153,067            2.29          9.169             358         69.00
2-4 Family Residence                                   2        442,609            0.88         11.760             358         78.42
PUD                                                    1        362,301            0.72          8.250             357         74.85
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
LOAN PURPOSE                                       LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  100     34,648,905           68.75          8.541             358         75.89
Purchase                                              33     10,264,153           20.37          8.998             358         81.54
Refinance - Rate Term                                 17      5,481,966           10.88          8.606             358         80.58
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                   Page 11 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                           150 RECORDS
Group II                                                    BALANCE:  50,395,025
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
DOCUMENTATION LEVEL                                LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
Full                                                 114     37,421,526           74.26          8.562             358         78.40
Stated Documentation                                  34     12,069,388           23.95          8.878             357         75.20
Light                                                  2        904,110            1.79          8.740             356         74.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                   Page 12 of 13

MORGAN STANLEY DEAN WITTER CAPITAL I INC.                         MORGAN STANLEY
2002 - AM1                                                           150 RECORDS
Group II                                                    BALANCE:  50,395,025
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   % OF
                                                                               MORTGAGE
                                                                                POOL BY
                                                              AGGREGATE       AGGREGATE       WEIGHTED
                                                  NUMBER        CUT-OFF         CUT-OFF        AVERAGE        WEIGHTED      WEIGHTED
                                                      OF           DATE            DATE          GROSS         AVERAGE       AVERAGE
                                                MORTGAGE      PRINCIPAL       PRINCIPAL       INTEREST       REMAINING      ORIGINAL
CREDIT SCORE                                       LOANS        BALANCE         BALANCE           RATE            TERM           LTV
------------------------------------------------------------------------------------------------------------------------------------
Not Available                                         20      2,051,133            4.07          9.612             358         78.16
451 - 475                                              1        292,998            0.58         10.150             358         85.00
476 - 500                                              5        689,711            1.37         10.521             357         73.63
501 - 525                                              6      1,976,405            3.92          9.783             358         78.27
526 - 550                                             12      4,507,249            8.94          8.817             358         74.14
551 - 575                                             19      7,322,528           14.53          8.742             358         79.00
576 - 600                                             32     12,868,087           25.53          8.662             357         76.49
601 - 625                                             20      7,579,523           15.04          8.508             358         79.16
626 - 650                                             14      5,220,087           10.36          7.920             358         76.61
651 - 675                                              8      2,894,172            5.74          8.446             357         82.28
676 - 700                                              7      2,626,806            5.21          7.989             358         82.06
701 - 725                                              3      1,082,521            2.15          7.997             358         63.48
726 - 750                                              2        896,517            1.78          8.661             355         75.17
751 - 775                                              1        387,290            0.77          8.500             357         80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                               150     50,395,025          100.00          8.641             358         77.55
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 473
Maximum: 769
Weighted Average: 600
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------
                                                                   Page 13 of 13